                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - AUGUST 18, 2004

                                                                             YEAR BUILT /
           RIG                             RIG DESIGN                          REBUILT         WATER DEPTH        LOCATION
           ---                             ----------                          -------         -----------        --------
U.S. GULF OF MEXICO (12)
JACKUPS (2)

Noble Eddie Paul                      MLT Class 84-E.R.C. (T)                 1976/1995          390'-IC       High Island 350

# Noble Tom Jobe                      MLT Class 82-SD-C (T) (Z)                  1982            250'-IC       West Cameron 215

SEMISUBMERSIBLES (7)

Noble Paul Romano                     Noble EVA 4000TM (T)                    1981/1998           6,000'       Green Canyon 518

# Noble Jim Thompson                  Noble EVA 4000TM (T)                    1984/1999           6,000'       Viosca Knoll 915

# Noble Amos Runner                   Noble EVA 4000TM (T)                    1982/1999           6,600'       Garden Banks 625

# Noble Max Smith                     Noble EVA 4000TM (T)                    1980/1999           6,000'       Green Canyon 248

# Noble Lorris Bouzigard              IPF Pentagone (T)                       1975/2003         4,000' **      Grand Isle 92

# Noble Therald Martin                IPF Pentagone (T)                       1977/2003           4,000'       MS - Signal shipyard

Noble Clyde Boudreaux                 F&G 9500 Enhanced Pacesetter            1987/1999          10,000'       MS - Signal shipyard

SUBMERSIBLES (3)

# Noble Joe Alford                    Pace 85                                 1982/1997           85'-C        High Island 46

# Noble Lester Pettus                 Pace 85                                 1982/1997           85'-C        Breton Sound 33

# Noble Fri Rodli                     Transworld                              1979/1998           70'-C        Eugene Island 44

                                                        ANTICIPATED CONTRACT
           RIG                          OPERATOR            EXPIRATION        DAYRATE ($000)    COMMENTS
           ---                          --------            ----------        --------------    --------
U.S. GULF OF MEXICO (12)
JACKUPS (2)

Noble Eddie Paul                          Apache               9/2004                 *         Contract extended
                                                                                                for 90 days, plus
                                                                                                90-day option at
                                                                                                mutually agreed
                                                                                                rates.

# Noble Tom Jobe                        ADTI/Badger            8/2004               35-37       Next to
                                                                                                ChevronTexaco on +/-
                                                                                                9/01/2004 for +/- 90
                                                                                                days @ $37-38.

SEMISUBMERSIBLES (7)

Noble Paul Romano                        Anadarko              9/2004               87-88       Rig is scheduled to
                                                                                                enter shipyard for
                                                                                                surveys and repairs
                                                                                                on +/- 10/01/2004
                                                                                                for +/- 45 days.
                                                                                                Anadarko has an
                                                                                                option to utilize
                                                                                                the rig after the
                                                                                                shipyard work.

# Noble Jim Thompson                        BP                 9/2004               88-90       Rate effective
                                                                                                7/01/2004 through
                                                                                                +/-9/15/2004, then
                                                                                                one well @ $100-102
                                                                                                for +/- 40-60 days.
                                                                                                Then to Shell for
                                                                                                200 days @ $109-111
                                                                                                on +/- 11/15/2004.

# Noble Amos Runner                     Kerr-McGee             10/2004              88-89       Contract commenced
                                                                                                on 8/08/2004 for one
                                                                                                well, plus option
                                                                                                well @ $89-91.
                                                                                                Completed contract
                                                                                                with Murphy E&P from
                                                                                                7/01/2004 through
                                                                                                8/07/2004 @
                                                                                                $146-148.

# Noble Max Smith                          Shell               12/2004              78-80       Contracted to Shell
                                                                                                @ $78-80 from
                                                                                                4/01/2004 through
                                                                                                +/- 8/25/2004. Then
                                                                                                2-3 weeks with Shell
                                                                                                @ $90-92. Then to
                                                                                                Amerada Hess for +/-
                                                                                                125 days, 75 days
                                                                                                under its contract
                                                                                                for the Noble Max
                                                                                                Smith @ $154-156,
                                                                                                then +/- 50 days @
                                                                                                $88-90. The initial
                                                                                                75 days of work with
                                                                                                Amerada Hess will
                                                                                                complete its
                                                                                                obligation under its
                                                                                                contract for the
                                                                                                Noble Max Smith.

# Noble Lorris Bouzigard                  Stacked                                               Contract with Stone
                                                                                                Energy to commence
                                                                                                +/- 9/15/2004 for
                                                                                                +/- 45 days @
                                                                                                $41-43.

# Noble Therald Martin                    Stacked                                               Contract with
                                                                                                Mariner Energy to
                                                                                                commence +/-
                                                                                                8/25/2004 @ $39-41
                                                                                                for +/- 30 days.
                                                                                                Then to ATP for +/-
                                                                                                35 days @ $49-51.
                                                                                                Then to Pogo for +/-
                                                                                                45 days @ $54-56.

Noble Clyde Boudreaux                    Shipyard

SUBMERSIBLES (3)

# Noble Joe Alford                    Mariner Energy           9/2004               23-25       Next well with
                                                                                                Mariner to commence
                                                                                                +/- 9/01/2004 @
                                                                                                $25-26.

# Noble Lester Pettus                  Amerada Hess            8/2004               26-27       Next to Walter Oil &
                                                                                                Gas on +/- 9/1/2004
                                                                                                for +/- 25 days @
                                                                                                $26-27.

# Noble Fri Rodli                       ADTI/Helis             8/2004               25-27       Next to UNOCAL for
                                                                                                +/- 45 days @
                                                                                                $27-29.

(# ) Denotes change from previous report.

                                                                             YEAR BUILT /
           RIG                             RIG DESIGN                          REBUILT         WATER DEPTH        LOCATION
           ---                             ----------                          -------         -----------        --------
INTERNATIONAL (47)
MEXICO JACKUPS (8)
Noble Lewis Dugger                    Levingston Class 111-C (T)              1977/1997          300'-IC       Bay of Campeche

Noble Gene Rosser                     Levingston Class 111-C (T)              1977/1996          300'-IC       Bay of Campeche

Noble Sam Noble                       Levingston Class 111-C (T)                 1982            300'-IC       Bay of Campeche

Noble John Sandifer                   Levingston Class 111-C (T)              1975/1995          300'-IC       Bay of Campeche

Noble Johnnie Hoffman                 BakMar BMC 300 IC (T) (Z)               1976/1993          300'-IC       Bay of Campeche

Noble Leonard Jones                   MLT Class 53-E.R.C. (T)                 1972/1998          390'-IC       Bay of Campeche

Noble Earl Frederickson               MLT Class 82-SD-C (T) (Z)               1979/1999          250'-IC       Bay of Campeche

Noble Bill Jennings                   MLT Class 84-E.R.C. (T)                 1975/1997          390'-IC       Bay of Campeche

BRAZIL SEMISUBMERSIBLE (1)

Noble Paul Wolff                      Noble EVA 4000TM (T)                    1981/1998         8,900'-DP      Brazil

BRAZIL DRILLSHIPS (3)

Noble Leo Segerius                    Gusto Engineering Pelican (T)           1981/1996         5,000'-DP      Brazil

# Noble Muravlenko                    Gusto Engineering Ice Class (T)         1982/1997         4,000'-DP      Brazil

# Noble Roger Eason                   Neddrill (T)                            1977/1997         7,200'-DP      Brazil

                                                        ANTICIPATED CONTRACT
           RIG                          OPERATOR            EXPIRATION        DAYRATE ($000)    COMMENTS
           ---                          --------            ----------        --------------    --------
INTERNATIONAL (47)
MEXICO JACKUPS (8)
Noble Lewis Dugger                         Pemex               1/2005               53-55

Noble Gene Rosser                          Pemex               4/2005               48-50

Noble Sam Noble                            Pemex               9/2005               49-51

Noble John Sandifer                        Pemex               6/2005               49-51

Noble Johnnie Hoffman                      Pemex               7/2005               49-51

Noble Leonard Jones                        Pemex               6/2005               48-50

Noble Earl Frederickson                    Pemex               8/2006               39-40

Noble Bill Jennings                        Pemex               7/2005               50-52

BRAZIL SEMISUBMERSIBLE (1)

Noble Paul Wolff                         Petrobras             5/2005              138-140

BRAZIL DRILLSHIPS (3)

Noble Leo Segerius                       Petrobras             5/2005              109-111

# Noble Muravlenko                       Shipyard                                               Rig released on
                                                                                                7/25/2004. Rig
                                                                                                undergoing survey
                                                                                                work. Successful
                                                                                                bidder on a
                                                                                                Petrobras tender. Award
                                                                                                subject to negotiation
                                                                                                and Petrobras Board
                                                                                                approval of final
                                                                                                contract, which is
                                                                                                scheduled to commence on
                                                                                                +/- 10/15/2004 for a 160
                                                                                                days @ $71-73.

# Noble Roger Eason                      Shipyard                                               Rig in drydock for
                                                                                                repair and upgrade
                                                                                                to 2200 meters
                                                                                                through +/-
                                                                                                10/15/2004. Next to
                                                                                                Petrobras on +/-
                                                                                                11/15/2004 for a
                                                                                                700-day contract @
                                                                                                $95-97.

(# ) Denotes change from previous report.

                                                                             YEAR BUILT /
           RIG                             RIG DESIGN                          REBUILT         WATER DEPTH        LOCATION
           ---                             ----------                          -------         -----------        --------
NORTH SEA JACKUPS (8)

Noble Al White                        CFEM T-2005 C (T)                       1982/1997          360'-IC       Netherlands

# Noble Byron Welliver                CFEM T-2005 C (T)                          1982            300'-IC       Denmark

# Noble Kolskaya                      Gusto Engineering (T)                   1985/1997          330'-IC       Netherlands

# Noble George Sauvageau              NAM (T)                                    1981            250'-IC       Netherlands

# Noble Ronald Hoope                  MSC/CJ46 (T)                               1982            250'-IC       Netherlands

# Noble Piet van Ede                  MSC/CJ46 (T)                               1982            250'-IC       Netherlands

# Noble Lynda Bossler                 MSC/CJ46 (T) (Z)                           1982            250'-IC       Netherlands

# Noble Julie Robertson               Baker Marine Europe Class (T)           1981/2000         390'-IC***     United Kingdom

NORTH SEA SEMISUBMERSIBLE (1)

Noble Ton van Langeveld               Offshore SCP III Mark 2 (T)             1979/2000           1,500'       United Kingdom

WEST AFRICA JACKUPS (6)

Noble Tommy Craighead                 F&G L-780 MOD II-IC (T)                 1982/1990          300'-IC       Nigeria

Noble Percy Johns                     F&G L-780 MOD II-IC (T)                 1981/1995          300'-IC       Nigeria

Noble Roy Butler                      F&G L-780 MOD II-IC (T)                 1982/1996        300'-IC****     Nigeria

Noble Ed Noble                        MLT Class 82-SD-C (T)                   1984/1990          250'-IC       Nigeria

Noble Lloyd Noble                     MLT Class 82-SD-C (T)                   1983/1990          250'-IC       Nigeria

Noble Don Walker                      BakMar BMC 150 IC (T)                   1982/1992          150'-IC       Nigeria

WEST AFRICA SEMISUBMERSIBLE (1)

# Noble Homer Ferrington              F&G 9500 Enhanced Pacesetter (T)        1985/2000           6,000'       MS - Signal shipyard

                                                        ANTICIPATED CONTRACT
           RIG                          OPERATOR            EXPIRATION        DAYRATE ($000)    COMMENTS
           ---                          --------            ----------        --------------    --------
NORTH SEA JACKUPS (8)

Noble Al White                          Wintershall            12/2004              53-55

# Noble Byron Welliver                    Maersk               9/2005               54-56       One year contract
                                                                                                extension @ $52-54
                                                                                                effective 9/2004.

# Noble Kolskaya                        Wintershall            1/2005               53-55       Two well extension.
                                                                                                Dayrate increase to
                                                                                                $57-59 effective
                                                                                                10/01/2004.

# Noble George Sauvageau               Gas de Franz            11/2005              51-53       Contract commenced 8/01/2004
                                                                                                @ $51-53 through +/- 8/21/2004,
                                                                                                then $58-59 through 11/2005.

# Noble Ronald Hoope                      Stacked                                               Rig stacked as of
                                                                                                5/01/2004. In
                                                                                                shipyard through +/-
                                                                                                9/15/2004. LOI from
                                                                                                ADTI/Tullow for two
                                                                                                wells to commence
                                                                                                +/- 10/15/2004 for
                                                                                                +/- 75 days @
                                                                                                $53-55.

# Noble Piet van Ede                   Gaz de Franz            11/2005              53-55       Rate effective 8/01/2004.

# Noble Lynda Bossler                     Stacked                                               Next to CH4
                                                                                                Resources on +/-
                                                                                                9/01/2004 for +/-
                                                                                                130 days @ $51-53.
                                                                                                Completed contract
                                                                                                with Centrica from
                                                                                                7/15/2004 through
                                                                                                8/17/2004 at $51-53.

# Noble Julie Robertson                   Venture              10/2004              49-50       Plus two option wells.

NORTH SEA SEMISUBMERSIBLE (1)

Noble Ton van Langeveld                 Kerr-McGee             9/2004               56-58       Rate effective
                                                                                                7/01/2004 for +/- 75
                                                                                                days, plus options.

WEST AFRICA JACKUPS (6)

Noble Tommy Craighead                      Addax               1/2006               47-49

Noble Percy Johns                       ExxonMobil             3/2006               50-52

Noble Roy Butler                       ChevronTexaco           5/2006               51-53

Noble Ed Noble                            Stacked                                               Bid to ExxonMobil.

Noble Lloyd Noble                      ChevronTexaco           5/2006               49-51

Noble Don Walker                          Stacked

WEST AFRICA SEMISUBMERSIBLE (1)

# Noble Homer Ferrington                                                                        Rig in the shipyard
                                                                                                on 7/02/2004 for +/-
                                                                                                110 days for
                                                                                                upgrade. Contract
                                                                                                with ExxonMobil in
                                                                                                Nigeria for 18
                                                                                                months plus options
                                                                                                @ $128-131 to
                                                                                                commence +/-
                                                                                                12/01/2004.
                                                                                                Mobilization fee
                                                                                                paid by operator.

(# ) Denotes change from previous report.

                                                                             YEAR BUILT /
           RIG                             RIG DESIGN                          REBUILT         WATER DEPTH        LOCATION
           ---                             ----------                          -------         -----------        --------
ARABIAN GULF JACKUPS (12)

Noble Kenneth Delaney                 F&G L-780 MOD II-IC (T)                 1983/1998          300'-IC       UAE (Abu Dhabi)

Noble George McLeod                   F&G L-780 MOD II-IC (T)                 1981/1995          300'-IC       UAE (Abu Dhabi)

Noble Jimmy Puckett                   F&G L-780 MOD II-IC (T)                 1982/2002          300'-IC       Qatar

Noble Crosco Panon                    Levingston Class 111-C (T)              1976/2001          300'-IC       Qatar

Noble Gus Androes                     Levingston Class 111-C (T)              1982/1996          300'-IC       UAE (Abu Dhabi)

# Noble Chuck Syring                  MLT Class 82-C (T)                      1976/1996          250'-IC       Qatar

Noble Charles Copeland                MLT Class 82-SD-C (T)                   1979/2001          250'-IC       Qatar

Noble Roy Rhodes                      MLT 116-C (T)                              1979          300'-IC****     UAE (Dubai)

Noble Dhabi II                        Baker Marine-150 (T)                       1982            150'-IC       UAE (Abu Dhabi)

# Noble Gene House                    Modec 300-C (T)                            1981            300'-IC       Qatar

# Noble Dick Favor                    BakMar BMC 150 IC (T)                   1982/1993          150'-IC       UAE (Sharjah)

# Noble Cees van Diemen
(ex Maersk Viking)                    Modec 300-C (T)                            1981            300'-IC       UAE (Sharjah)

                                                        ANTICIPATED CONTRACT
           RIG                          OPERATOR            EXPIRATION        DAYRATE ($000)    COMMENTS
           ---                          --------            ----------        --------------    --------
ARABIAN GULF JACKUPS (12)

Noble Kenneth Delaney                       NDC                5/2006               50-51       Rig scheduled to be
                                                                                                in the shipyard for
                                                                                                +/- 45 days in 1Q
                                                                                                '05.

Noble George McLeod                         NDC                6/2006               50-51       Rig scheduled to be
                                                                                                in the shipyard for
                                                                                                +/- 45 days in 4Q
                                                                                                '04.

Noble Jimmy Puckett                       Ras Gas              4/2005               51-53

Noble Crosco Panon                         Total               12/2005              44-46       Received contract
                                                                                                from Total E&P for a
                                                                                                9 month term from
                                                                                                3/2005 @ $50-52.

Noble Gus Androes                        Total ABK             12/2004              53-55

# Noble Chuck Syring                        QP                 8/2004               51-52       Received 90-day
                                                                                                notice of contract
                                                                                                termination from QP.
                                                                                                Rig will be released
                                                                                                +/- 8/23/2004. Next
                                                                                                to DPC for two wells,
                                                                                                +/- 60 days @ $50-52
                                                                                                commencing
                                                                                                9/01/2004. Then to
                                                                                                ConocoPhillips Qatar
                                                                                                for two wells, +/- 300
                                                                                                days @ $50-52.

Noble Charles Copeland                    Maersk               2/2005               51-53

Noble Roy Rhodes                            DPC                1/2006               51-53       Rig scheduled to be
                                                                                                in shipyard for
                                                                                                5-year survey for
                                                                                                +/- 45 days in 4Q
                                                                                                '04.

Noble Dhabi II                             ADOC                7/2006               39-40       Contract commenced 7/15/2004.

# Noble Gene House                        Maersk               9/2004               47-49       Rig scheduled to be
                                                                                                in shipyard for 30
                                                                                                days on +/-
                                                                                                9/01/2004. Next to
                                                                                                Ras Gas for 60 days
                                                                                                @ $54-56. Then to
                                                                                                Dolphin Energy for
                                                                                                two years commencing
                                                                                                +/- 12/15/2004 @
                                                                                                $59-60.

# Noble Dick Favor                     ChevronTexaco           11/2004              19-21       Contract commenced
                                                                                                8/16/2004 on a
                                                                                                standby rate of
                                                                                                $19-21 through
                                                                                                9/01/2004.
                                                                                                ChevronTexaco for
                                                                                                one well (+/- 30
                                                                                                days) @ $47-49, then
                                                                                                Petronas for two wells
                                                                                                (+/- 70 days) @
                                                                                                $47-49.

# Noble Cees van Diemen
(ex Maersk Viking)                       Shipyard                                               Exercised purchase
                                                                                                option on 7/23/2004.
                                                                                                In shipyard for
                                                                                                refurbishment and
                                                                                                upgrade. Contract
                                                                                                with Ras Gas to
                                                                                                commence +/-
                                                                                                9/15/2004 for 800
                                                                                                days @ $54-56.

(# ) Denotes change from previous report.

                                                                             YEAR BUILT /
           RIG                             RIG DESIGN                          REBUILT         WATER DEPTH        LOCATION
           ---                             ----------                          -------         -----------        --------
MEDITERRANEAN JACKUP (1)

Noble Carl Norberg                    MLT Class 82-C (T)                      1976/1996          250'-IC       Croatia

INDIA JACKUPS (2)

Noble Ed Holt                         Levingston Class 111-C (T)              1981/1994          300'-IC       India

Noble Charlie Yester                  MLT 116-C (T)                              1979            300'-IC       India

FAR EAST SEMISUBMERSIBLES (3)

Noble Dave Beard                      F&G 9500 Enhanced Pacesetter               1986            10,000'       Dalian, China

Bingo 9000 - Rig 3                    Trosvik Bingo 9000                         1999         10,000' *****    Dalian, China

Bingo 9000 - Rig 4                    Trosvik Bingo 9000                         1999         10,000' *****    Dalian, China

FAR EAST JACKUP (1)

# Noble Mark Burns                    Levingston Class 111-S                     1980         300' -IS******   Dalian, China

JACKUP SUBJECT TO OPTION TO ACQUIRE

# Maersk Valiant*******               Modec 300-C (T)                            1981

                                                        ANTICIPATED CONTRACT
           RIG                          OPERATOR            EXPIRATION        DAYRATE ($000)    COMMENTS
           ---                          --------            ----------        --------------    --------
MEDITERRANEAN JACKUP (1)

Noble Carl Norberg                        CROSCO               3/2005               29-30       Bareboat Charter to CROSCO.

INDIA JACKUPS (2)

Noble Ed Holt                              ONGC                3/2006               48-49

Noble Charlie Yester                       ONGC                12/2006              50-51

FAR EAST SEMISUBMERSIBLES (3)

Noble Dave Beard                         Shipyard

Bingo 9000 - Rig 3                       Shipyard                                               Baredeck hull.

Bingo 9000 - Rig 4                       Shipyard                                               Baredeck hull.

FAR EAST JACKUP (1)

# Noble Mark Burns                       Shipyard                                               Closed acquisition
                                                                                                on 6/21/ 2004. Rig
                                                                                                undergoing
                                                                                                refurbishment and
                                                                                                upgrade. Marketing
                                                                                                the rig in the
                                                                                                Middle East and
                                                                                                Southeast Asia as a
                                                                                                slot rig.

JACKUP SUBJECT TO OPTION TO ACQUIRE

# Maersk Valiant*******                                                                         Although the option
                                                                                                is not currently
                                                                                                exercisable by us,
                                                                                                we anticipate that
                                                                                                the option will
                                                                                                become exercisable
                                                                                                by +/- 11/15/2004.
                                                                                                Received an LOA from
                                                                                                Ras Gas for 550 day
                                                                                                contract @ $54-56 to
                                                                                                commence +/-
                                                                                                2/01/2005.

(# ) Denotes change from previous report.

(T) Denotes Top Drive.

(Z) Denotes Zero Discharge.

(*) Terms of contract confidential per agreement with operator

(**) Rig to be upgraded to 4,000' utilizing aluminum alloy riser during available time in 2004. (***) Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.

(****) The rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300' of water. (*****) Baredeck hull constructed as capable to operate in 10,000' of water.

(******) The rig is currently equipped to operate in 230' water. Anticipate fabricating leg extensions to enable the Noble Mark Burns to operate in 300' of water.

(*******) As previously disclosed, we have purchased an option to acquire this rig. Our right to exercise the option and acquire the rig will commence when the rig has completed its current drilling contract and has mobilized to United Arab Emirates territorial waters.